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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333- ) of American Xtal Technology, Inc. of our report dated March 22, 2000 relating to the financial statements, which appears in the Annual Report to Shareholders, which is incorporated in the Annual Report on Form 10-K.

PricewaterhouseCoopers LLP

San Jose, California
June 7, 2000